UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,  D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 24, 2017

SOUTH STATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

South Carolina
520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On October 24, 2017, South State Corporation (the “Company”) issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2017, along with certain other financial information.  A copy of the Company's press release and presentation is attached as Exhibit 99.1 and 99.2 to this report and incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward-looking statements. South State Corporation (“South State”) and Park Sterling Corporation (“Park Sterling”) caution readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between South State and Park Sterling; the outcome of any legal proceedings that may be instituted against South State or Park Sterling; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction), and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where South State and Park Sterling do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; South State’s ability to complete the acquisition and integration of Park Sterling successfully; credit risk associated with commercial real estate, commercial business and construction lending; interest risk involving the effect of a change in interest rates on both of South State’s and Park Sterling’s earnings and the market value of the portfolio equity; liquidity risk affecting each bank’s ability to meet its obligations when they come due; price risk focusing on changes in market factors that may affect the value of traded instruments; transaction risk arising from problems with service or product delivery; compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; strategic risk resulting from adverse business decisions or improper implementation of business decisions; reputation risk that adversely affects earnings or capital arising from negative public opinion; cybersecurity risk related to the dependence of South State and Park Sterling on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, which subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; economic downturn risk resulting from changes in the credit markets, greater than expected noninterest expenses, excessive loan losses and other factors and the implementation of federal spending cuts currently scheduled to go into effect; and other factors that may affect future results of South State and Park Sterling. Additional factors that could cause results to differ materially from those described above can be found in South State’s Annual Report on Form 10-K for the year ended December 31, 2016, and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended June 30, 2017 and March 31, 2017, which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of South State’s website, http://www.southstatebank.com, under the heading “SEC Filings” and in other documents South State files with the SEC, and in Park Sterling’s Annual Report on Form 10-K for the year ended December 31, 2016, and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended June 30, 2017 and March 31, 2017, which is on file with the SEC and available on the “Investor Relations” page linked to Park Sterling’s website, http://www.parksterlingbank.com, under the heading “Regulatory Filings” and in other documents Park Sterling files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither South State nor Park Sterling assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction between South State and Park Sterling, South State have filed with the SEC a Registration Statement on Form S-4 that has included a Joint Proxy Statement of South State and Park Sterling and a Prospectus of South State, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving South State and Park Sterling has been be submitted to Park Sterling’s shareholders and South State’s shareholders for their consideration. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Shareholders of South State and shareholders of Park Sterling are urged to read the registration statement and the joint proxy statement/prospectus regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.

Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about South State and Park Sterling, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to South State Corporation, 520 Gervais Street, Columbia, South Carolina 29201, Attention: John C. Pollok, Senior Executive Vice President, CFO and COO, (800) 277-2175 or to Park Sterling Corporation, 1043 E. Morehead Street, Suite 201, Charlotte, North Carolina 28204, Attention: Donald K. Truslow, (704) 323-4292.

PARTICIPANTS IN THE SOLICITATION

South State, Park Sterling and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding South State’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 6, 2017, and certain of its Current Reports on Form 8-K.  Information regarding Park Sterling’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 13, 2017, and certain of its Current Reports on Form 8-K.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.  Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by South State Corporation in connection with announcement

99.2	Presentation for South State Corporation Earnings Call

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by South State Corporation in connection with announcement

99.2	Presentation for South State Corporation Earnings Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH STATE CORPORATION
(Registrant)

Date: October 24, 2017	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President,
Chief Financial Officer and
Chief Operating Officer